Amended and Restated Certificate of Designation, Preferences and Rights of Series A 10% Cumulative Preferred Stock of Southwall Technologies Inc.

On December 18, 2003, SOUTHWALL TECHNOLOGIES INC. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, duly adopted resolutions authorizing a series of the Company's previously authorized Preferred Stock, par value $0.001 per share. As of the date hereof, no such shares of Preferred Stock have been issued. The Board of Directors of the Company desires to amend the terms of the Preferred Stock set forth in the Certificate of Designation, Preferences and Rights of Series A 10% Cumulative Preferred Stock. Accordingly, the Company does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company, at a meeting duly held on January 29, 2004, duly adopted resolutions authorizing a series of the Company's previously authorized Preferred Stock, par value $0.001 per share, with the following preferences and rights:

1. Designation, Amount and Par Value. The Series of Preferred Stock shall be designated the Series A 10% Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), and the number of shares so designated shall be 4,500,000. The par value of each share of Series A Preferred Stock shall be $0.001. Each share of Series A Preferred Stock shall have a stated value of $1.00 per share (the "Stated Value").

2. Dividends.

(a) Accrual. Holders of Series A Preferred Stock shall be entitled to receive and the Company shall pay, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative cash dividends at the rate per share (as a percentage of the Stated Value per share) equal to 10% per annum, payable quarterly in arrears on each March 31, June 30, September 30 and December 31 (each, a "Dividend Payment Date") and on the Conversion Date (as herein defined). Dividends on the Series A Preferred Stock shall accrue daily commencing on the Original Issue Date (as defined in Section 8) and shall be deemed to accrue whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The person that is shown on the Company's records as the holder of the Series A Preferred Stock on an applicable record date (the "Holder") for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date, without regard to any sale or disposition of such Series A Preferred Stock subsequent to the applicable record date but prior to the applicable Dividend Payment Date. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on the Series A Preferred Stock, such payment shall be distributed ratably among the Holders of the Series A Preferred Stock based upon the number of shares held by each Holder.

(b) Restrictions on Company. So long as any Series A Preferred Stock shall remain outstanding, unless all accrued dividends payable on the Series A Preferred Stock for all prior Dividend Payment Dates shall have been paid, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire, directly or indirectly, any Common Stock (as defined in Section 5) or any shares of any other capital stock of the Company, ranking junior to the Series A Preferred Stock in respect of dividends or liquidation preference, except the repurchase of shares of capital stock of the Company held by officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries), upon death, disability, retirement, severance or termination of employment, or in order to satisfy tax withholding obligations of such persons upon the exercise of options or the vesting of performance shares or pursuant to any agreement under which such shares were issued, nor shall the Company directly or indirectly pay or declare any cash dividend or make any cash distribution (other than a dividend or distribution described in Section 5) upon, nor shall any cash distribution be made in respect of, any Common Stock or any other capital stock of the Company ranking junior to the Series A Preferred Stock in respect of dividends or liquidation preference, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Common Stock or any shares of any other capital stock of the Company, ranking junior to the Series A Preferred Stock in respect of dividends or liquidation preference, except as described above.

3. Voting Rights. Except as otherwise expressly provided herein or as provided by law, the Series A Preferred Stock shall have no voting rights.

4. Liquidation. Upon any (i) liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, (ii) the sale, lease, assignment, transfer, conveyance or disposal of all or substantially all of the assets of the Company, or (iii) the acquisition of the Company by another entity by means of consolidation, corporate reorganization, merger or other transaction or series of related transactions in which the stockholders of the Company immediately prior to such transaction do not own at least 50% of the outstanding voting securities of the successor entity, (a "Liquidation Event"), the Holders of shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to the Stated Value, plus an amount equal to the then-accrued but unpaid dividends per share, whether declared or not, but without interest ("Liquidation Preference"), before any distribution or payment shall be made to the holders of Common Stock or any other capital stock of the Company junior in respect of distribution of assets, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed shall be distributed among the Holders of Series A Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Company shall mail written notice of any such Liquidation, not less than 30 days prior to the payment date stated therein, to each record Holder of Series A Preferred Stock.

5. Conversion.

(a) Right to Convert. Each Holder of the Series A Preferred Stock shall have the right at any time and from time to time, at the option of such Holder, to convert any or all Series A Preferred Stock held by such Holder, into such number of fully paid, validly issued and nonassessable shares of common stock, par value $0.001 per share, of the Company ("Common Stock"), free and clear of any liens, claims or encumbrances created by the Company, as is determined by dividing (i) the Liquidation Preference times the number of shares of Series A Preferred Stock being converted ("Conversion Amount"), by (ii) the applicable Conversion Price (determined as hereinafter provided) in effect on the Conversion Date. Immediately following such conversion, the rights of the Holders of converted Series A Preferred Stock shall cease and the persons entitled to receive the Common Stock upon the conversion of Series A Preferred Stock shall be treated for all purposes as then having become the owners of such Common Stock. If the Per Share Market Value of the Company's Common Stock is $4.00 or more per share (as appropriately adjusted for any stock splits, reverse stock splits or similar transactions) for 30 consecutive days, all of the remaining shares of Series A Preferred Stock then outstanding shall be converted into the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible pursuant to this Section 5. All Holders of record of shares of Series A Preferred Stock will be given at least 20 days' prior written notice of the date fixed and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 5(a). On or before the date fixed for conversion, each Holder of shares of Series A Preferred Stock shall surrender such Holder's certificate or certificates for all such shares to the Company or its transfer agent at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such Holder is entitled pursuant to this Section 5(a). As soon as reasonably practicable after the date of such mandatory conversion and the surrender of the certificate of certificates for Series A Preferred Stock, the Company shall cause to be issued and delivered to such Holder, or on such Holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section 5(h) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

(b) Mechanics of Conversion. To convert Series A Preferred Stock into Common Stock, the Holder shall give written notice ("Conversion Notice") to the Company (which Conversion Notice may be given by facsimile transmission no later than the Conversion Date) stating that such Holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock to be converted and the name or names in which such Holder wishes the certificate or certificates for Common Stock to be issued (the conversion date specified in such Conversion Notice shall be referred to herein as the "Conversion Date"). As soon as possible after delivery of the Conversion Notice, such Holder shall surrender the certificate or certificates representing the Series A Preferred Stock being converted, duly endorsed, at the office of the Company or, if identified in writing to such Holder by the Company, at the offices of any transfer agent for the Series A Preferred Stock. The Company shall, upon receipt of such Conversion Notice, issue and deliver to or upon the order of such Holder, against delivery of the certificates representing the Series A Preferred Stock which have been converted, a certificate or certificates for the number of shares of Common Stock to which such Holder shall be entitled (with the number of and denomination of such certificates designated by such Holder), and the Company shall immediately issue and deliver to such Holder a certificate or certificates for the number of shares of Series A Preferred Stock (including any fractional shares) which such Holder has not yet elected to convert hereunder but which are evidenced in part by the certificate(s) delivered to the Company in connection with such Conversion Notice. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Company or its transfer agent or the Holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion of Series A Preferred Stock, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder, the Company shall use reasonable commercial efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder, by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The parties agree to coordinate with DTC to accomplish this objective.

The conversion pursuant to this Section 5 shall be deemed to have been made immediately prior to the close of business on the Conversion Date. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at the close of business on the Conversion Date. The Company's obligation to issue Common Stock upon conversion of Series A Preferred Stock shall, except with respect to the Holder's compliance with the notice and delivery requirements set forth above in this Section 5(b), be absolute, is independent of any covenant of the Holder of Series A Preferred Stock, and shall not be subject to: (i) any offset or defense, or (ii) any claims against the Holders of Series A Preferred Stock whether pursuant to this Certificate of Designation, the Amended and Restated Investment Agreement (as defined in Section 7) or otherwise. In the event that the Company disputes the Holder's computation of the number of shares of Common Stock to be received, then the Company shall deliver to the Holder the number of shares of Common Stock not in dispute and shall seek to mutually agree with the Holder in good faith on the correct number of shares to be received.

(c) Determination of Conversion Price. The Conversion Price applicable with respect to the Series A Preferred Stock (the "Conversion Price"), subject to the adjustments set forth below, shall be $1.00 per share.

(d) Stock Splits; Dividends; Adjustments.

(i) If the Company, at any time, (A) pays a stock dividend or otherwise makes a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivides outstanding Common Stock into a larger number of shares, or (C) combines outstanding Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(d)(i) shall become effective immediately after the paying or making of such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(ii) In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock (other than the Series A Preferred Stock), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock ("Convertible Securities") (other than shares or options issued or which may be issued pursuant to (A) the Company's current or future employee, consultant or director stock incentive or option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Amended and Restated Investment Agreement (as defined herein), (B) arrangements with the Holders of Series A Preferred Stock, (C) upon the conversion of the Series A Preferred Stock) or (D) transactions for which certain stockholders of the Company will be entitled to receive Common Stock or Convertible Securities under Section 4.14 of the Amended and Restated Investment Agreement ("Exempted Issuances") at an effective purchase price per share which is less than the Per Share Market Value (as defined in Section 8) of the Common Stock on the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the record date fixed for the determination of stockholders entitled to receive Common Stock or Convertible Securities (the "Fair Market Price") (such shares of Common Stock or Convertible Securities, the "Dilutive Securities"), the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (1) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (y) the number of shares of Common Stock which the aggregate consideration received by the Company for such Dilutive Securities would purchase at the Fair Market Price, and (2) the denominator of which shall be the number of shares of Common Stock of the Company and the Dilutive Securities outstanding immediately after such issue or sale.

For the purposes of the foregoing adjustment, shares of Common Stock owned by or held on account of the Company or any subsidiary shall not be deemed outstanding for the purpose of any such computation. In addition, for the purposes of the foregoing adjustment, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, and the aggregate consideration received by the Company for the issuance or sale of such Convertible Securities shall be deemed to include any consideration that would be received by the Company in connection with the exercise, exchange or conversion of such Convertible Securities, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities. However, upon the expiration of any Convertible Securities or any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(d)(ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iii) If the Company, at any time while the Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock evidence of its indebtedness or assets or cash (other than ordinary cash dividends) or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Sections 5(d)(i) or 5(d)(ii) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to Holders of the Series A Preferred Stock, the amount of such indebtedness, assets, cash or rights or warrants which the Holders of Series A Preferred Stock would have received had they converted all their Series A Preferred Stock into Common Stock immediately prior to the record date for such distribution.

(iv) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(v) Whenever the Conversion Price is adjusted pursuant to this Section 5(d), the Company shall promptly mail to each Holder of Series A Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(vi) No adjustment in the Conversion Price shall reduce the Conversion Price below the then-par value of the Common Stock.

(vii) The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 Trading Days and if the reduction is irrevocable during the period. Whenever the Conversion Price is reduced, the Company shall mail to the Holders of Series A Preferred Stock a notice of the reduction. The Company shall mail the notice, first-class, postage-prepaid, at least 10 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period it will be in effect. A reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of Section 5(d)(i), (ii) or (iii).

(viii) If:

A. In the event of any taking by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

B. The Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C. The approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

D. The Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Series A Preferred Stock, and shall cause to be mailed to the Holders of Series A Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) Other Actions. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and will at all times in good faith assist in the carrying out of all of the provisions of this Section 5 and in the taking of all action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Series A Preferred Stock against impairment.

(f) Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series A Preferred Stock as herein provided, free from preemptive rights or any other contingent purchase rights of persons other than the Holders of Series A Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments of Section 5(d) hereof) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable. The Company promptly will take such corporate action as may, in the opinion of its counsel, which may be an employee of the Company, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation engaging in reasonable commercial efforts to obtain the requisite stockholder approval.

(g) Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted by applicable law, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder of a share of Series A Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(h) Taxes. The issuance of certificates for shares of Common Stock on conversion of Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary, stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Status of Converted Shares. Shares of Series A Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of Series A Preferred Stock.

(j) Giving of Notice. Each Conversion Notice shall be given (i) by facsimile and by mail, postage prepaid, addressed to the attention of the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company, (ii) by overnight courier or (iii) by hand. Any such notice shall be deemed given and effective upon the earliest to occur of (1)(a) if such Conversion Notice is delivered via facsimile prior to 4:30 p.m. (local time in New York City) on any date, such date or such later date as is specified in the Conversion Notice, and (b) if such Conversion Notice is delivered via facsimile after 4:30 p.m. (local time in New York City) on any date, the next date or such later date as is specified in the Conversion Notice, (2) if such Conversion Notice is delivered by overnight courier, two business days after delivery to a nationally recognized overnight courier service or (3) if such Conversion Notice is delivered by hand, upon actual receipt.

6. Redemption. The Series A Preferred Stock shall not be redeemable.

7. Covenants. In addition to any other rights provided by law, so long as any shares of Series A Preferred Stock remain issued and outstanding, the Company shall not, without first obtaining the affirmative vote or written consent of the Holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting as a single class:

(a) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of any series of Series A Preferred Stock;

(b) reclassify any shares of capital stock of the Company into shares having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of any series of Series A Preferred Stock;

(c) authorize or issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Company having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of Series A Preferred Stock;

(d) declare or pay dividends on or make any distributions with respect to Common Stock;

(e) increase or decrease the authorized number of shares of Series A Preferred Stock;

(f) amend or repeal any provision of, or add any provision to, its certificate of incorporation or bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, any series of Series A Preferred Stock;

(g) increase the number of shares of Common Stock reserved for issuance under the Company's stock option plans, other than the annual increase currently provided in such plans and other than a further increase of not more than 500,000 shares under the Company's 1997 Stock Incentive Plan;

(h) engage in any transaction or series of related transactions constituting a Liquidation Event;

(i) do any act or thing which would result in taxation of the Holders of shares of the Series A Preferred Stock under Section 305 of the Tax Code (or any comparable provision of the Tax Code as hereafter from time to time amended); or

(j) make any material change to the Company's line of business.

8. Definitions. For the purpose hereof, the following terms shall have the following meanings:

"Original Issue Date" shall mean the date of the first issuance of any shares of Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

"Per Share Market Value" means on any particular date (a) the closing sales price per share of the Common Stock on such date on The Nasdaq Stock Market or if the Common Stock is not listed on The Nasdaq Stock Market, on such other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing sales price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not listed on The Nasdaq Stock Market or any stock exchange, the closing sales price for a share of Common Stock in the over-the-counter market, as reported by the NASD at the close of business on such date, or (c) if the Common Stock is not quoted on the NASD, the closing sales price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or (d) if the Common Stock is no longer publicly traded the fair market value of a share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the Holders of a majority of the shares of the Series A Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

"Amended and Restated Investment Agreement" means the Amended and Restated Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented from time to time), between the Company, purchasers of the Company's convertible promissory notes and certain other parties.

"Trading Day" means (a) a day on which the Common Stock is traded on The Nasdaq Stock Market or principal stock exchange on which the Common Stock is then listed, or (b) if the Common Stock is not listed on The Nasdaq Stock Market or any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the NASD, or (c) if the Common Stock is not quoted on The Nasdaq Stock Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

IN WITNESS WHEREOF, Southwall Technologies Inc. has caused this certificate to be signed by Thomas G. Hood, its Chief Executive Officer, this 30th day of January 2004.

SOUTHWALL TECHNOLOGIES INC.

By: /s/ Thomas G. Hood

Thomas G. Hood
Chief Executive Officer